                                                                    Exhibit 99.6


                             SHAREHOLDERS' AGREEMENT


         THIS SHAREHOLDERS' AGREEMENT (this "AGREEMENT") is entered into as of July 23, 2001, by and among SUN CATALINA HOLDINGS, LLC, a Delaware limited liability company (together with any of its Permitted Affiliates that Own Subject Securities from time to time, "SCH"), SUNTRUST BANKS, INC., a Georgia corporation (together with any of its assignees that Own Subject Securities from time to time, "STB") and CATALINA LIGHTING, INC., a Florida corporation (the "COMPANY").

                                    RECITALS

         WHEREAS, on the date hereof, SCH is entering into an Amended and Restated Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT") with the Company, pursuant to which the Company is issuing shares of its common stock, par value $0.01 (the "COMPANY COMMON STOCK"), to SCH;

         WHEREAS, on the date hereof, SCH is entering into an Amended and Restated Note Purchase Agreement (the "SCH NOTE PURCHASE AGREEMENT" and, together with the Stock Purchase Agreement, the "PURCHASE AGREEMENTS") with the Company, pursuant to which the Company is issuing subordinated notes and warrants to purchase shares of Company Common Stock (the "SCH WARRANTS");

         WHEREAS, on the date hereof, STB is entering into a Note Purchase Agreement with the Company (the "STB NOTE PURCHASE AGREEMENT"), pursuant to which the Company is issuing senior subordinated notes and warrants to purchase shares of Company Common Stock (the "STB WARRANTS"); and

         WHEREAS, the Shareholders desire to enter into this Agreement to provide for certain rights with respect to transfers of Subject Securities.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

                         SECTION 1: CERTAIN DEFINITIONS

         For purposes of this Agreement:

                  (a) "EXPIRATION DATE" shall mean the date upon which this Agreement is terminated pursuant to SECTION 7.2.

                  (b) Each Shareholder shall be deemed to "OWN" or to have acquired "OWNERSHIP" of a security if such Shareholder: (i) is the record owner of such security or (ii) in the case of SCH only, is deemed to be the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

                  (c) "PERMITTED AFFILIATE" shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person (including, with respect to a private equity fund or venture capital fund, a side-by-side or co-investment fund or other affiliated private equity fund or venture capital fund). For the purposes of this definition, the term "controlled by" means the possession of the power to vote more than 50% of the voting securities of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  (d) "PERMITTED TRANSFER" shall mean (i) with respect to SCH, any Transfer of Subject Securities to a Permitted Affiliate, provided that such Permitted Affiliate agrees to be bound by the terms of this Agreement and executes a joinder hereto, Transfers of up to 5% of the aggregate Subject Securities of SCH to any other Person and any other Transfer of Subject Securities that complies with Section 4.1 or Section 4.2 hereof, and (ii) with respect to STB, any Transfer of Subject Securities to any Person, provided that such Person agrees to be bound by the terms of this Agreement, executes a joinder hereto, and executes a Proxy with respect to such Subject Securities.

                  (e) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity or (iii) governmental authority.

                  (f) "SHAREHOLDER" shall mean each of SCH and STB.

                  (g) "SUBJECT SECURITIES" shall mean: (i) all securities of the Company (including all shares of Company Common Stock and other capital stock of the Company and all options, warrants and other rights to acquire shares of Company Common Stock or other capital stock of the Company) Owned by each of the Shareholders as of the date of this Agreement and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and other capital stock of the Company and all additional options, warrants and other rights to acquire shares of Company Common Stock or other capital stock of the Company) of which each of the Shareholders acquires Ownership during the period from the date of this Agreement through the Expiration Date; provided, however, that the term Subject Securities shall not include any shares of Company Common Stock that are registered under the Securities Act and no longer Owned by SunTrust Banks, Inc. or any of its Permitted Affiliates.

                  (h) A Person shall be deemed to have effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

                              SECTION 2: TRANSFERS

         2.1 RESTRICTIONS ON TRANSFER OF SUBJECT SECURITIES. During the period from the date of this Agreement through the Expiration Date, no Shareholder shall Transfer any of the Subject Securities Owned by it except in a Permitted Transfer. Any Transfer in contravention of the provisions of this Agreement shall be void.

         2.2 TRANSFER OF VOTING RIGHTS. During the period from the date of this Agreement through the Expiration Date, STB shall not (a) deposit any Subject Securities into a voting trust or (b) grant a proxy or enter into any similar agreement with respect to any of the Subject Securities except as provided herein.

                            SECTION 3: PROXY; VOTING

         3.1 AGREEMENT TO VOTE SHARES. Until the Expiration Date, STB shall: (i) vote all shares of Common Stock constituting Subject Securities Owned by STB (if any) at any meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned meeting); and (ii) take action by written consent, as directed by SCH. Any such vote shall be cast or such consent shall be given in accordance with such procedures relating thereto as shall ensure that the vote or consent is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent.

         3.2 IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, STB, in furtherance of the transactions contemplated hereby, and in order to secure the performance by STB of its duties under this Agreement, shall promptly execute, in accordance with the applicable provisions of the Florida Business Corporation Act, and deliver to SCH an irrevocable proxy, substantially in the form of ANNEX A hereto (the "PROXY") and irrevocably appoint SCH or its designees, with full power of substitution, its attorney and proxy to vote, or, if applicable, to give written consent with respect to, all of the Subject Securities owned by the STB in respect of any of the matters set forth in, and in accordance with the provisions of SECTION 3.1. STB acknowledges that the Proxy shall be coupled with an interest, shall constitute, among other things, an inducement for SCH to enter into the transactions contemplated by the Purchase Agreements, including the Subordination Agreement dated as of July 23, 2001, by and between SCH and STB, shall be irrevocable and shall not be terminated by operation of law or otherwise upon the occurrence of any event. Notwithstanding any provision contained in the Proxy, the Proxy shall terminate upon the Expiration Date.

         3.3 VOTING IN FAVOR OF INCREASING THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY. Until the Company has duly authorized and reserved for issuance upon the exercise in full of the STB Warrants the maximum of shares of its Common Stock into which the STB Warrants may be exercised, SCH agrees that it will vote all of its Subject Securities in favor of any shareholder resolution or consent increasing the authorized number of shares of Common Stock of the Company.

                   SECTION 4: CO-SALE RIGHTS; MANDATORY SALES

         4.1 CO-SALE RIGHTS.

                  (a) Except with respect to Transfers to Permitted Affiliates, SCH agrees that it will not enter into any transaction that would result in the sale by it of more than 5% of the Subject Securities then Owned by it, unless prior to such sale SCH shall give at least fifteen (15) days written notice to STB. SCH further agrees to offer to cause to be included in the sale, on the same terms and conditions, that percentage of the shares of Common Stock then Owned by STB equal to the Sale Portion (as defined below).

                  (b) Such notice (the "CO-SALE NOTICE") shall set forth (i) the amount of securities to be sold, (ii) the principal terms of the sale, (iii) the percentage such securities would constitute of the Common Stock of the Company then Owned by SCH (the "SALE Portion"), (iv) the offer to cause to be included in the sale, on the same terms and conditions, that percentage of the shares of Common Stock then Owned by STB equal to the Sale Portion, and (v) the date by which STB must respond, which shall be no less than ten (10) days after delivery of the Co-Sale Notice (the "CUTOFF DATE"). To exercise its right of co-sale STB must notify SCH on or prior to the Cutoff Date that it intends to participate in the sale and the number of shares it desires to sell (up to its Sale Portion).

                  (c) In the event that the Subject Securities covered by the Co-Sale Notice are not disposed of within ninety (90) days from the date of the Co-Sale Notice, then such Subject Securities shall once again be subject to the co-sale rights set forth in this SECTION 4.1.

                  (d) It shall be a condition to STB's right to participate in the sale that STB shall (i) deliver to SCH for transfer one or more certificates, properly endorsed for transfer, which represent the number of shares of Company Common Stock STB elects to sell pursuant to this
SECTION 4.1, (ii) pay its pro rata share (based on the respective Sale Portions) of the expenses incurred in connection with such sale; and (iii) be obligated to provide customary representations, warranties and indemnification solely regarding the ownership of the Subject Securities, the absence of any liens or encumbrances thereon and STB's ability to convey marketable title to the Subject Securities, but excluding any representations, warranties and indemnification regarding the business, assets, liabilities, prospects, operations or financial condition of the Company or its business or the ownership of, liens or encumbrances on, or marketable title of any other Subject Securities; provided, however, that STB shall not be obligated in connection with such sale to agree to indemnify or hold harmless the third party purchase with respect to any amount in excess of the proceeds paid to it in connection with such sale.

         4.2 MANDATORY SALES.

                  (a) In the event that the Company or SCH receives a bona fide offer to purchase all of the outstanding shares of the Company's capital stock, or for any other sale of the Company, whether structured as a sale of capital stock or assets, or as a merger or other business combination (a "SALE TRANSACTION") and prior to such sale SCH shall give written notice to STB that it intends to sell its shares of Company capital stock or vote in favor of such Sale Transaction (the "SALE NOTICE"), then SCH shall have the right, exercisable at any time beginning fifteen (15) days after delivery of the Sale Notice to require STB to sell all of the Subject Securities Owned by STB (including all securities convertible into or exercisable for shares of the Company's capital stock) to the proposed purchaser or participate in such Sale Transaction, on the same terms and conditions as govern the proposed Sale Transaction.

                  (b) STB shall vote for and consent to such Sale Transaction, and shall not object to, contest, or bring a claim against such Sale Transaction. If the Sale Transaction is structured as (i) a merger or consolidation, STB shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation, or (ii) a sale of stock, recapitalization or change in corporate form STB shall (A) agree to sell all of the Subject Securities Owned by STB (including all securities convertible into or exercisable for shares of the Company's capital stock) on the terms and conditions approved by the Company and (B) execute such purchase agreement and other documents (in form and substance reasonably satisfactory to STB, consistent with the terms and conditions approved by the Company) as executed are being executed by SCH. Each Stockholder shall take such other necessary or desirable actions in connection with the consummation of transactions contemplated hereby as reasonably requested by the Company.

                  (c) At least five (5) days prior to the date proposed for consummation of the Sale Transaction, STB will deliver to SCH certificates representing the Subject Securities Owned by it (and duly executed conversion or exercise forms with respect to any securities convertible into or exercisable for shares of the Company's capital stock), duly endorsed for transfer, together with all other documents reasonably required by SCH to be executed in connection with the Sale Transaction (in form and substance reasonably satisfactory to SRB), or an unconditional agreement to deliver such shares and documents pursuant to this SECTION 4.2 at the closing of such Sale Transaction in return for delivery to STB of the consideration for the Sale Transaction. If STB fails to deliver such certificates as provided above, upon the consummation of the Sale Transaction, such certificates shall represent only the right to receive the consideration for the shares of capital stock evidenced by such certificates as is payable pursuant to the Sale Transaction. The Company will cause its books and records to show that such shares are bound by the provisions of this SECTION
4.2 and that such shares are to be transferred on the records of the Company to the purchaser.


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


                   SECTION 5: REPRESENTATIONS AND WARRANTIES

         Each Shareholder, as to itself only, hereby represents and warrants to the other as follows:

         5.1 AUTHORIZATION, ETC. Such Shareholder has the requisite power, authority and legal right to execute, deliver and perform this Agreement and, in the case of STB, the Proxy. The execution, delivery and performance of this Agreement by such Shareholder and, in the case of STB, the Proxy have been duly authorized by all necessary action, corporate or otherwise. This Agreement has been duly executed and delivered by a duly authorized officer of such Shareholder, and when executed and delivered by the other Shareholder, this Agreement constitutes the legal, valid and binding obligations of such Shareholder enforceable against such Shareholder in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting the enforcement of creditors' right generally.

         5.2 NO CONFLICTS OR CONSENTS.

                  (a) The execution and delivery of this Agreement by such Shareholder and, in the case of STB, the Proxy do not, and the performance of this Agreement by such Shareholder and, in the case of STB, the Proxy will not:
(i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to such Shareholder or by which any properties of such Shareholder is or may be bound or affected; (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which such Shareholder is a party or by which such Shareholder or any of his affiliates or properties is or may be bound or affected; or (iii) conflict with or violate any other contract, agreement or understanding relating to such Shareholder's ability to vote the Subject Securities at any meeting of the Shareholders of the Company or such Shareholder's ability to render written consents in lieu thereof.

                  (b) The execution and delivery of this Agreement by such Shareholder and, in the case of STB, the Proxy do not, and the performance of this Agreement by Shareholder and, in the case of STB, the Proxy will not, require any consent or approval of any Person, except to the extent that it would not impact the ability of such Shareholder to perform its obligations hereunder.

         5.3 TITLE TO SECURITIES. As of the date of this Agreement, STB holds of record (free and clear of any encumbrances or restrictions except restrictions under federal and state securities laws and restrictions under this Agreement) the STB Warrant issued under the STB Note Purchase Agreement. STB does not Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the STB Warrant issued under the STB Note Purchase Agreement.

                         SECTION 6: FURTHER ASSURANCES

         From time to time and without additional consideration, each Shareholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as the other may reasonably request for the purpose of carrying out and furthering the intent of this Agreement and the Proxy.


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

                            SECTION 7: MISCELLANEOUS

         7.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the Shareholders in this Agreement shall survive until the Expiration Date.

         7.2 TERMINATION. This Agreement shall continue until terminated upon the earliest to occur of (the "EXPIRATION DATE"): (i) the date that all Subject Securities of STB or its assignees have been registered under the Securities Act; (ii) July ___, 2011; or (iii) the mutual written consent of each of the Shareholders.

         7.3 NOTICES. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed to have been duly delivered, given and received: if delivered personally, upon receipt; if telecopied, when telecopied with confirmation of receipt, provided that a written copy thereof is sent on the same day by postage paid first-class mail; if sent by overnight delivery service, the next business day following timely deposit with such overnight delivery service; and if sent by certified or registered mail, three business days after timely deposit (postage prepaid) with the U.S. mail service, to such party at the following address:

                  if to SCH:

                           Sun Catalina Holdings, LLC
                           c/o Sun Capital Partners, Inc.
                           5200 Town Center Circle
                           Suite 470
                           Boca Raton, Florida 33486
                           Attention:  Marc J. Leder, Rodger R. Krouse
                                       and C. Deryl Couch, Esq.
                           Telefax:    (561) 394-0540

                           with a copy to:

                           Morgan, Lewis & Bockius LLP
                           One Oxford Centre, Thirty-Second Floor
                           301 Grant Street
                           Pittsburgh, PA 15219
                           Attention:  David A. Gerson, Esq.
                           Telefax:    (412) 560-3349

                  if to STB:

                           SunTrust Banks, Inc.
                           303 Peachtree Street NE, 25th Floor
                           Atlanta, Georgia 30308
                           Attention:  Mr. Palmer Henson
                           Telefax:    (404) 588-7501

                           with a copy to:

                           King & Spalding
                           191 Peachtree Street
                           Atlanta, Georgia 30303
                           Attention:  Carolyn Z. Alford, Esq.
                           Telefax:    (404) 572-5149


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

                  To Company:

                           Catalina Lighting, Inc.
                           18191 NW 68th Avenue
                           Miami, Florida 33015
                           Attention:  Chief Executive Officer
                           Telefax:    (305) 827-3994

         7.4 SEVERABILITY. If any provision of this Agreement of the Proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable the fullest extent permitted by law, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement or the Proxy. Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

         7.5 ENTIRE AGREEMENT. This Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement or the Proxy shall be binding upon any party unless made in writing and signed by all of the parties.

         7.6 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by any of the Shareholders and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon each of the Shareholders and their respective heirs, estate, executors, personal representatives, successors and assigns. Nothing in this Agreement is intended to confer on any Person (other than the Shareholders and their respective successors and assigns) any rights or remedies of any nature.

         7.7 SPECIFIC PERFORMANCE. The parties acknowledge that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or was otherwise breached. Each Shareholder agrees that, in the event of any breach or threatened breach by any Shareholder of any covenant or obligation contained in this Agreement or the Proxy, the other Shareholder shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Each Shareholder further agrees that no Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this SECTION 7.7, and each Shareholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

         7.8 LEGEND. Any certificates representing shares of Subject Securities issued to STB shall bear the following legend, which shall remain on such certificates until the Expiration Date:


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

         "THE SHARES OF CAPITAL STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS AGREEMENT, DATED AS OF JULY __, 2001, BETWEEN THE SHAREHOLDER AND SUN CATALINA HOLDINGS, LLC WHICH, AMONG OTHER THINGS, RESTRICTS THE SALE OR TRANSFER OF SUCH SHARES EXCEPT IN ACCORDANCE THEREWITH AND SUCH SHARES ARE ALSO SUBJECT TO AN IRREVOCABLE PROXY PROVIDED UNDER THE FLORIDA BUSINESS CORPORATION ACT."

         Any certificates representing shares of Subject Securities issued to SCH shall bear the following legend, which shall remain on such certificates until the Expiration Date:

         "THE SHARES OF CAPITAL STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS AGREEMENT, DATED AS OF JULY __, 2001, BETWEEN THE SHAREHOLDER AND SUNTRUST BANKS, INC. WHICH, AMONG OTHER THINGS, RESTRICTS THE SALE OR TRANSFER OF SUCH SHARES EXCEPT IN ACCORDANCE THEREWITH."

         7.9 NON-EXCLUSIVITY. The rights and remedies of each Shareholder under this Agreement are not exclusive of or limited by any other rights or remedies that it may have, whether at law, in equity, by contract or otherwise, all of which rights and remedies shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of each Shareholder under this Agreement, and the obligations and liabilities of the other Shareholder under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Agreement shall limit any of the Shareholders' obligations, rights or remedies, under any other agreement between them; and nothing in any such other agreement shall limit any of such Shareholder's obligations, rights or remedies under this Agreement.

         7.10 FLORIDA LAW TO GOVERN; JURISDICTION; WAIVER OF JURY TRIAL. This Agreement and the Proxy shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Florida, without giving effect to any of the conflicts of laws provisions thereof that would require the application of the substantive laws of any other jurisdiction. In connection with any dispute related to this Agreement or the Proxy, each of the parties hereto hereby irrevocably and unconditionally (a) submits to the exclusive jurisdiction of the United States District Court for the Southern District of Florida, or, if such court will not accept jurisdiction, the jurisdiction of any court of competent civil jurisdiction sitting in Miami-Dade County, Florida, and
(b) waives the right and agrees not to assert by way of motion, as a defense or otherwise in any action, suit or other legal proceeding brought in any such court, any claim that it, he or she is not subject to the jurisdiction of such court, that such action, suit or proceeding is brought in an inconvenient forum or that the venue of such action, suit or proceeding is improper. Each of the parties hereto also irrevocably and unconditionally consents to the service of any process, pleadings, notices or other papers in a manner permitted by the notice provisions of SECTION 7.3 hereof. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

         7.11 COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         7.12 CAPTIONS. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

         7.13 WAIVER. No failure on the part of either Shareholder to exercise any power, right, privilege or remedy under this Agreement or the Proxy, and no delay on the part of either Shareholder in exercising any power, right, privilege or remedy under this Agreement or the Proxy, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Neither Shareholder shall be deemed to have waived any claim available to such Shareholder arising out of this Agreement or the Proxy, or any power, right, privilege or remedy of such Shareholder under this Agreement or the Proxy, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Shareholder; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

         7.14 COMPANY ACTION. The Company shall take all action, do all things and execute and deliver all documents as may be necessary to ensure that the intent and purpose of this Agreement and the Proxy are carried out.

         7.15 CONSTRUCTION.

                  (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

                  (b) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

                  (c) Except as otherwise indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.









                            [SIGNATURE PAGE FOLLOWS]




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


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


                                     SUN CATALINA HOLDINGS, LLC,



                                     By: /s/ Michael Kalb
                                         -------------------------------
                                     Name:   Michael Kalb
                                     Title:  Vice President


                                     SUNTRUST BANKS, INC.



                                     By: /s/ Illegible
                                         ---------------------------------
                                     Name:
                                     Title:


                                     CATALINA LIGHTING, INC.



                                      By: /s/ Robert Hersh
                                          -------------------------------
                                      Name:   Robert Hersh
                                      Title:  President and Chief
                                              Executive Officer

                                     ANNEX A

                                IRREVOCABLE PROXY

         In order to secure the performance of the duties of the undersigned pursuant to the Shareholders' Agreement, dated as of July 23, 2001 (the "Shareholders' Agreement"), between the undersigned, Catalina Lighting, Inc., a Florida corporation ("Catalina"), and Sun Catalina Holdings, LLC, a Delaware limited liability company ("SCH"), a copy of such agreement being attached hereto and incorporated by reference herein, the undersigned hereby irrevocably appoints _________ and ________, and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned and in the name, place and stead of the undersigned, in respect of any of the matters set forth in Section 3 of the Shareholders' Agreement, to vote or, if applicable, to give written consent, in accordance with the provisions of said
Section 3 and otherwise act (consistent with the terms of the Shareholders' Agreement) with respect to all of the Subject Securities (as defined in the Shareholders' Agreement) of Catalina, whether now owned or hereafter acquired, which the undersigned is or may be entitled to vote at any meeting of Catalina held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This Proxy is given in consideration of the transactions contemplated by the Purchase Agreements (as defined in the Shareholders' Agreement) and that certain Subordination Agreement dated as of July __, 2001 by and between STB and SCH, and as such is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned. This Proxy shall operate to revoke any prior proxy as to the Subject Securities heretofore granted by the undersigned. This Proxy shall terminate on the Expiration Date (as defined in the Shareholders Agreement). This Proxy has been executed in accordance with the Florida Business Corporation Act.

Dated: July 23, 2001


SUNTRUST BANKS, INC.



By:__________________________________
Name:
Title:











                            [Signature Page to Proxy]




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